                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2003

                          Aspect Medical Systems, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                        000-24663                  04-2985553
--------------------------------------------------------------------------------
 (State or other juris-               (Commission               (IRS Employer
diction of incorporation              File Number)           Identification No.)


          141 Needham Street                                     02464-1505
         Newton, Massachusetts
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (617) 559-7000

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On October 21, 2003, Aspect Medical Systems, Inc. announced its financial results for the fiscal quarter ended September 27, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2003                  ASPECT MEDICAL SYSTEMS, INC.

                                        By: /s/ J. Neal Armstrong
                                            ------------------------------------
                                            Name: J. Neal Armstrong
                                            Title: Vice President and Chief
                                                   Financial Officer
                                            ------------------------------------

                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
99.1                     Press release dated October 21, 2003